GREAT HALL INVESTMENT FUNDS, INC.

                     Post-Effective Amendment No. 12 to the
                      Registration Statement on Form N-1A

                                   EXHIBIT 11

                        CONSENT OF KPMG PEAT MARWICK LLP

                         Independent Auditors' Consent
                         -----------------------------

The Board of Directors
Great Hall Investment Funds, Inc.

We consent to the use of our reports included herein or incorporated by reference and the reference to our Firm under the Heading "FINANCIAL HIGHLIGHTS" in Part A and "COUNSEL AND AUDITORS" in Part B of the Registration Statement on Form N-1A.


                                    /s/ KPMG Peat Marwick LLP


Minneapolis, MN
September 24, 1998